UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 30, 2024

AVALO THERAPEUTICS, INC.
(Exact name of registrant as specified in its charter)

Delaware
(State or other jurisdiction of incorporation)

001-37590	45-0705648
(Commission File Number)	(IRS Employer Identification No.)
540 Gaither Road, Suite 400, Rockville, Maryland 20850
(Address of principal executive offices) (Zip Code)
Registrant’s Telephone Number, Including Area Code: (410) 522-8707

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 Par Value	AVTX	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging Growth Company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01    Other Information.

As previously reported, on August 8, 2023, Nasdaq Stock Market LLC (“Nasdaq”) notified Avalo Therapeutics, Inc. (the “Company”) that for the last 30 consecutive business days, the bid price for the Company’s common stock had closed below the minimum $1.00 per share requirement for continued inclusion on the Nasdaq Capital Market pursuant to Nasdaq Listing Rule 5550(a)(2) (the “Bid Price Rule”).

The Company affected a reverse stock split on December 28, 2023, which has allowed its common stock to trade above $1.00 since December 29, 2023.

On January 30, 2024, the Company received written notification from Nasdaq confirming that the Company had regained compliance with the Bid Price Rule. Nasdaq also notified the Company that it is subject to a mandatory panel monitor for a period of one year from January 30, 2024. If, within the one-year monitoring period, Nasdaq finds the Company again out of compliance with the Bid Price Rule, then notwithstanding Nasdaq Rule 5810(c)(2), the Company will not be permitted to provide Nasdaq with a plan of compliance with respect to that deficiency and Nasdaq will not be permitted to grant additional time for the Company to regain compliance with respect to that deficiency, nor will the Company be afforded an applicable cure or compliance period pursuant to Nasdaq Rule 5810(c)(3). Instead, Nasdaq will issue a Delist Determination Letter and the Company will have an opportunity to request a new hearing with the initial Nasdaq panel assigned to the Company for its recent noncompliance or newly convened hearings panel if the initial panel is unavailable. The Company will have the opportunity to respond to the hearings panel as provided by Nasdaq Rule 5815(d)(4)(C). If the Company fails to satisfy the Nasdaq panel, its securities would be delisted from Nasdaq.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AVALO THERAPEUTICS, INC.

Date: January 31, 2024	By:	/s/ Christopher Sullivan
Christopher Sullivan
Chief Financial Officer

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